Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the application of our report dated October 12, 2001, included in this Form 8-K/A of Exten Industries, Inc., relating to acquisition of Multi-Cell Associates, Inc. and their financial statements for the years ended December 31, 2000 and 1999.


/s/ Swenson Advisors, LLP

San Diego, California
November 21, 2001


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